SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report: August 10, 2007

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction of Incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California	92707
(Address of principal executive offices)	(Zip Code)

(714) 427-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Effective as of August 10, 2007, Corinthian Colleges, Inc. (the “Company”) and its wholly-owned subsidiary, CDI Career Development Institutes Ltd., entered into Amendment No. 1 to Second Amended and Restated Credit Agreement (the “Amendment”) with the Lenders from time to time party thereto, Bank of America, N.A., as Domestic Administrative Agent, Domestic L/C Issuer and Domestic Swing Line Lender, Bank of America, N.A., acting through its Canadian Branch, as Canadian Administrative Agent, Canadian L/C Issuer and Canadian Swing Line Lender, and certain other agents. The Amendment amends that certain Second Amended and Restated Credit Agreement dated as of June 8, 2005 (the “Facility”) among the Company, its wholly-owned subsidiary, Corinthian Canada Acquisition, Inc., Bank of America, N.A., as Domestic Administrative Agent, Domestic Swing Line Lender and Domestic L/C Issuer, Bank of America, N.A., acting through its Canada Branch, as Canadian Administrative Agent, Canadian Swing Line Lender and Canadian L/C Issuer, Union Bank of California, N.A., as Syndication Agent, U.S. Bank National Association and JPMorgan Chase Bank, as Co-Documentation Agents, each Lender from time to time party thereto, and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager.

The Amendment revised the consolidated fixed charge coverage ratio required to be maintained by the Company pursuant to the Facility for its fiscal quarters from and after June 30, 2007. In connection with the Amendment, each of the Company’s material subsidiaries reaffirmed its guaranty of the Facility.

For information regarding the Amendment, reference is made to the Amendment No. 1 to Second Amended and Restated Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein. The foregoing summary of the terms of the Amendment is qualified in its entirety by reference to this Exhibit.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit to this Current Report is listed in the Exhibit Index set forth elsewhere herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

August 16, 2007	/s/ Robert C. Owen
Robert C. Owen
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to Second Amended and Restated Credit Agreement dated as of August 10, 2007, among Corinthian Colleges, Inc., its wholly-owned subsidiary CDI Career Development Institutes Ltd, the Lenders from time to time party thereto, Bank of America, N.A., as Domestic Administrative Agent, Domestic L/C Issuer and Domestic Swing Line Lender, Bank of America, N.A., acting through its Canadian Branch, as Canadian Administrative Agent, Canadian L/C Issuer and Canadian Swing Line Lender, and certain other agents